Annual Report

Tax-FreeFunds
February 28, 2003

Logo:  T. Rowe Price(registered trademark) (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Managers' Report                                          2
  Market Environment                                                2
  Municipal Market News                                             3
  Portfolio Strategy                                                4
  Outlook                                                          11

Performance Comparison                                             13

About the Funds' Directors and Officers                            16


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Highlights

o Tax-free municipal bonds posted strong returns as investors sought the safety of high-quality securities.

o All funds except the Tax-Free Short-Intermediate Fund exceeded the average returns for competitor funds during the 6- and 12-month periods ended February 28, 2003.

o An abundance of new municipal issuance in 2002 may have contributed to the historically appealing levels of tax-free yields versus taxable counterparts.

o We remain balanced on our long-term outlook for tax-exempt securities due to the uncertainty about the pace of economic recovery and mounting geopolitical concerns.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/03                             6 Months            12 Months
--------------------------------------------------------------------------------
Tax-Exempt Money Fund                                 0.46%                1.01%

Lipper Tax-Exempt Money
Market Funds Average                                  0.36                 0.80

Tax-Free Short-
Intermediate Fund                                     2.26                 4.94

Lipper Short-Intermediate
Municipal Debt Funds Average                          2.42                 5.50

Tax-Free Intermediate
Bond Fund                                             3.03                 6.80

Lipper Intermediate
Municipal Debt Funds Average                          2.80                 6.75

Tax-Free Income Fund                                  3.47                 7.42

Lipper General Municipal
Debt Funds Average                                    2.63                 6.37

Tax-Free High Yield Fund                              2.68                 5.54

Lipper High Yield Municipal
Debt Funds Average                                    1.31                 4.26



Price and Yield
--------------------------------------------------------------------------------
                               Tax-Free      Tax-Free
Periods       Tax-Exempt         Short-  Intermediate    Tax-Free     Tax-Free
Ended              Money   Intermediate          Bond      Income   High Yield
2/28/03             Fund        Fund             Fund        Fund         Fund
--------------------------------------------------------------------------------

Price Per Share    $1.00       $5.53           $11.47      $10.05       $11.48

Dividends Per Share

For 6 months       0.005        0.09             0.22        0.23         0.32
For 12 months      0.010        0.19             0.45        0.47         0.64
2/28/03             Fund        Fund             Fund        Fund         Fund

(7-Day Simple) *    0.75%         --               --          --           --

30-Day
Dividend Yield *      --        3.21%            3.72%       4.53%        5.35%

30-Day Standardized
Yield to Maturity     --        1.77             2.45        3.60         4.89

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.



Portfolio Managers' Report

Tax-free municipal bonds and your funds posted strong returns in the 6- and 12-month periods ended February 28, 2003. Economic sluggishness, a U.S.-led war against Iraq, and weak equity markets combined to keep demand strong for municipals. Interest rates, which briefly reached historic lows in early October, fell across all maturities in the last six months, with short- and intermediate-term rates declining more than long term. For the year, investment-grade corporate and municipal securities outperformed their lower-quality counterparts, as investors-shell-shocked by corporate scandals in the first half of our fiscal year-preferred bonds with the least credit risk.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

                  30-Year               5-Year              1-Year
                  AAA                   AAA                 Moody's
                  General               General             Investment
                  Obligation            Obligation          Grade 1 Note
2/28/02           5.03                  3.34                1.55
                  5.30                  3.97                2.25
                  5.19                  3.41                1.95
5/02              5.17                  3.31                1.75
                  5.15                  3.09                1.50
                  5.01                  2.85                1.50
8/02              4.89                  2.68                1.45
                  4.63                  2.42                1.50
                  4.92                  2.66                1.65
11/02             5.01                  2.75                1.35
                  4.77                  2.35                1.25
                  4.86                  2.64                1.10
2/28/03           4.71                  2.44                1.10

source: T. Rowe Price Associates


One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-appeared to be recovering from the 2001 recession. As 2002 progressed, however, a string of events injected uncertainty into financial markets and weighed on confidence, thereby slowing the pace of economic growth.

By midsummer, a lack of confidence in corporate accounting toppled equities and motivated businesses to scale back production, hiring, and new investment plans. Near year-end, just as these concerns began to lessen, mounting geopolitical tensions and a spike in oil prices solidified the view that business investment spending would stay restrained and corporate profits would remain under pressure. Finally, the increased level of terror-related fear, harsh winter weather, and a growing anticipation of war brought the economy to a virtual standstill in early 2003. Throughout this period, investors sought the relative safety of fixed-income securities, which briefly drove long-term interest rates to historically low levels in early October.

Continuing geopolitical and economic uncertainties along with the Federal Reserve's low federal funds rate (the Fed reduced the target rate from 1.75% to 1.25% in early November, its only move in 2002) kept interest rates depressed through February. Short- and intermediate-term tax-free rates-which closely tracked the fed funds rate-declined approximately 25 to 50 basis points over the last six months; long-term rates fell to a lesser extent. (One hundred basis points equal one percentage point.) For the 12-month period, intermediate-term tax-free rates dropped about 100 basis points, while long-term rates slipped only 30 to 50 basis points.


MUNICIPAL MARKET NEWS

Despite the robust performance of municipal securities, the taxable Treasury market outpaced municipals over both the 6- and 12-month periods. As a result, tax-free yields reached historically attractive levels compared with taxable counterparts. Ten-year and longer municipal yields approached parity with Treasuries and sustained this relationship for much of the past six months.

An abundance of new municipal issuance in 2002 may have contributed to the historically cheap levels of tax-free yields. Supply in 2002 topped $350 billion, surpassing the previous annual record by more than $60 billion. Notable new issuance in the last six months included over $12 billion for the California Department of Water Resources to reimburse the state for prior power purchases and approximately $8 billion of tobacco settlement-backed bonds to bolster state budgets.

Low-quality securities struggled in 2002's credit-sensitive environment. Airline-related municipals lagged markedly as both US Airways and United Airlines filed for bankruptcy protection from creditors during the year. Many states faced budget crunches as the economic slowdown and equity market weakness combined to reduce tax receipts significantly below estimates. California bond returns were particularly weak due to a preponderance of supply, a notably poor state budgetary outlook, and several credit rating downgrades of the state.


PORTFOLIO STRATEGY

Tax-Exempt Money Fund

In an extremely uncertain environment, your fund performed well relative to its peers. For the 6- and 12-month periods, your fund posted a return of 0.46% and 1.01%, respectively, versus the Lipper peer group average of 0.36% and 0.80%. These results placed your fund within the top 20% of its peer group.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (days)                        70                   58

Weighted Average Quality *                      First Tier           First Tier

* All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
General Obligation - State                              18%                  20%

Hospital Revenue                                        16                   17

General Obligation - Local                              17                   15

Educational Revenue                                     13                   11

Electric Revenue                                         6                    8

Short-term interest rates dramatically reflect the rising geopolitical tensions and tepid economic growth weighing on the market. The Federal Reserve's November rate cut served notice that the Fed would maintain an extremely accommodative posture until such time as the economic picture clearly improves. With overnight rates anchored at this level, longer money market rates have ground steadily lower to the point where they approximate the overnight rate.

Following the overall market, municipal rates also trended lower, resulting in a virtually flat yield curve. The year began with overnight municipal rates averaging 1.60%, while one-year municipal rates were as high as 2.20%. Since the Fed rate cut in November, overnight rates have moved lower, now averaging 1.10%. More dramatically, one-year municipal rates declined 110 basis points from their 12-month peak and ended the year also yielding 1.10%.

With interest rates dropping, the fund maintained a strategy that overweighted longer-dated, fixed-rate securities-locking in higher yields for a longer period. This strategy resulted in a weighted average maturity (WAM) which averaged about 20 days longer than its peer group.

As opportunities to exploit this strategy have progressively diminished, we have reduced the fund's WAM from 70 days at the beginning of the period to 58 days, though still significantly longer than its peer group average of 35 days.

Shareholders have benefited from the increasing attractiveness of municipals compared with taxables. The currently "cheap" municipal market is the result of the combined effects of investor "flight to safety" into the taxable money market, which has suppressed taxable yields, along with the 20% upsurge in short-term municipal supply, which puts upward pressure on municipal rates. For example, municipal one-year rates, which historically trade around 65% of their taxable counterparts, traded at 76% one year ago and currently trade around 82%. These extremely favorable tax relationships may persist for some time as ongoing budget pressures at the state and local level result in a record volume of short-term issuance.


Tax-Free Short-Intermediate Fund

The fund returned 2.26% and 4.94%, respectively, during the past six months and year, trailing the average returns of 2.42% and 5.50% for competitive funds.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                      3.9                  3.8

Weighted Average Effective
Duration (years)                                       3.0                  3.1

Weighted Average Quality *                              AA                   AA

*    Based on T. Rowe Price research.


As 2002 got under way, we believed the economy would recover and the Federal Reserve would begin to raise interest rates by the end of the year. However, by the middle of the year it became clear that this view was premature. The fund was positioned with an overweight exposure to one- to two-year bonds, with an offsetting position in the 10-year range to keep duration close to that of the peer group. (Duration is a measure of sensitivity to interest rates. For example, a fund with a duration of 3.0 years would rise about 3% in price in response to a one-percentage-point fall in interest rates, and vice versa.) This strategy would have worked in a rising interest rate environment, but as rates fell throughout the summer, our strategy hindered results relative to those of similarly managed funds.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
General Obligation - State                              16%                  14%

Dedicated Tax Revenue                                   11                   14

Electric Revenue                                        13                   13

General Obligation - Local                              11                   12

Air and Sea Transportation Revenue                      10                   10


As we moved through the fall, we reduced exposure to this barbell structure and increased investments in the five- to seven-year area of the yield curve. This shift in strategy mitigated some of our overweighting in underperforming maturities, but the fund was still overweight in short-term bonds at the end of the period.

The portfolio's credit quality remains high at AA. Clearly, quality has deteriorated in the municipal market as yield spreads have widened for states with large budget deficits. California, New York City, and Massachusetts bonds are all trading at yield premiums not seen since the early 1990s. We have some exposure to short-term New York City bonds, most of which we acquired when spreads were wider in 1994 and 1995, but have less exposure to California and Massachusetts. Our strategy has been to invest in sectors we believe will weather the economic downturn. We increased our allotment of dedicated tax bonds, prerefunded bonds, and bonds with good underlying ratings and insurance and reduced our holdings of state general obligation bonds a few percentage points.


Tax-Free Intermediate Bond Fund

Fund performance for the 6- and 12-month periods ended February 28 were relatively good at 3.03% and 6.80%, respectively, and were ahead of the peer group averages. Our strategy during the past six months helped make up for some relative underperformance in the first six-month period.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03

Weighted Average Maturity (years)                      8.1                  7.5

Weighted Average Effective

Duration (years)                                       4.9                  4.8

Weighted Average Quality *                             AA+                  AA+

* Based on T. Rowe Price research.


In the most recent six-month period, we took steps to increase the portfolio's exposure to the 6- to 12-year part of the yield curve. We had underweighted the middle of the yield curve in the belief that rates would begin rising in the second half of 2002. However, as weakness persisted, we moderated this position by investing in securities with intermediate maturities-a strategy that benefited returns as intermediate-term yields declined. Even more important, these securities generated considerably more income than short-term bonds due to the steepness of the yield curve.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
General Obligation - Local                              17%                  22%

Electric Revenue                                         9                   13

Dedicated Tax Revenue                                   13                   12

General Obligation - State                              14                    8

Air and Sea Transportation Revenue                       6                    6


Credit quality remained high at AA+ at the end of the period. Our strategy called for exiting positions where we saw underlying fundamentals deteriorating. State general obligation bonds have come under the most pressure and, fortunately, we have long been avoiding some of the states with well-publicized problems. Recently, we pared back other state general obligation securities that lack insurance and are not taking the necessary steps to extricate themselves from their financial quagmire. We increased the portfolio's exposure to local general obligation holdings and electric utility revenue bonds. Many of these securities are insured by municipal bond insurers in addition to possessing stable underlying credit qualities.


Tax-Free Income Fund

The fund enjoyed a strong year as its performance exceeded the returns of its peer group for both the 6- and 12-month periods through a combination of interest rate and credit strategies, along with our low expenses that keep our yield above industry averages.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                     15.9                 14.9

Weighted Average Effective

Duration (years)                                       6.5                  6.1

Weighted Average Quality *                             AA-                  AA-

* Based on T. Rowe Price research.


While long-term rates ended the year roughly 30 basis points lower than a year ago, the path of rates was uneven, rising in the first and third fiscal quarters and falling in the second and fourth. It was a year when being nimble was the best strategy. We kept the fund's duration and weighted average maturity close to a neutral posture, extending a bit in the summer months and pulling back again in October when rates rose abruptly. (For an explanation of duration, please see the report for the Tax-Free Short-Intermediate Fund.) We put more money to work again in December as we approached year-end with strong technical support for the municipal market. The first two months of 2003 were good for long bond returns as the economy proved weaker than anticipated and geopolitical tensions rose.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
Hospital Revenue                                        15%                  15%

Electric Revenue                                        12                   13

Prerefunded Bonds                                        8                   10

General Obligation - Local                               7                    8

Escrowed to Maturity                                     6                    7


As interest rates reached record lows again at the end of February, we took some steps to make the portfolio a bit more defensive. The fund's weighted average maturity is slightly below 15 years, shorter than our typical range, reflecting our view that the market feels vulnerable to an upturn in rates when war worries subside and the economy can resume growing. We think that bonds in the 15- to 20-year range offer a better risk/return profile than 30-year bonds with long rates well below the 5% threshold. At the same time, duration is also lower, reflecting the fact that more bonds in the portfolio are trading to their call dates. We have not tried to extend duration because we recognize that it will extend naturally if interest rates rise and bonds begin trading to maturity again.

The fund's credit strategy was to avoid state general obligation debt as the states struggle with deficits from a weak economy and the rating agencies threaten rating downgrades. We focused on revenue bonds, investing in sectors we like such as electric power bonds, adding about 1% to the fund in names that our analysts recommend. At the same time, the fund's relatively high-quality holdings (AA- overall) helped our performance in a year when many lower-rated bonds suffered. We recognize that this can play both ways and that lower-rated debt may perform better going forward, particularly in a rising rate environment. We are selectively adding single A and BBB bonds to the portfolio where we feel that we are well paid for the risk, keeping an eye out for a high level of diversification. Offsetting this strategy is the fact that, with interest rates so low, more of our long-term higher-coupon bonds have been refunded by the issuer, with the original bonds backed by Treasuries until their call dates. These bonds now represent 17% of the portfolio and are typically rated AAA after the refunding occurs. Taking both of these effects into account, the portfolio's overall rating was unchanged for the period.

This year is likely to prove as eventful as the last. Our goals for the fund will be to manage our interest rate risk well, use our strong credit research effectively, and look for opportunities to rebuild the fund's income level.


Tax-Free High Yield Fund

Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      8/31/02              2/28/03
--------------------------------------------------------------------------------
Weighted Average Maturity (years)                     17.9                 17.5

Weighted Average Effective
Duration (years)                                       6.9                  6.7

Weighted Average Quality *                            BBB+                 BBB+

* Based on T. Rowe Price research.


The Tax-Free High Yield Fund significantly outpaced the Lipper peer group averages for both the six-month and one-year periods. This relative outperformance, which was mostly realized over the past six months, was driven by several contributing factors, including good sector selection, positive individual credit events, and a slight structural bias toward lower interest rates. It should be noted, however, that the climate for medium- to lower-quality investing in the municipal market remained challenging throughout the reporting period as fixed-income investors generally preferred the relative safety of higher-quality debt. As a result, lower-quality municipals lagged the performance of AAA rated securities but still generated healthy tax-exempt returns.

The fund continued to benefit from its overweight positions in the hospital and life care sectors of the market. Hospital revenue bonds performed admirably over the past two years as system managers improved profitability and overall balance sheet health. Our holdings in Oak Hill Hospital (WV) were upgraded from A2 to AAA during the period as the bonds were advance-refunded by the issuer. By the end of the period, we reduced some exposure to the sector, particularly holdings with significant reliance on state Medicaid reimbursement, as this source of funding may come under pressure due to deteriorating fiscal conditions. Retirement/life care-related securities also fared well, driven by strong demographics and a solid real estate market.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/02              2/28/03
--------------------------------------------------------------------------------
Hospital Revenue                                        19%                  17%

Life Care/Nursing Home Revenue                          15                   15

Electric Revenue                                        10                   11

Industrial and Pollution
Control Revenue                                         10                   10

Other Revenue                                            7                    6


The electric revenue sector also contributed to performance, especially for the six-month period. Holdings in TXU Energy, Entergy, and First Energy snapped back nicely from fundamentally oversold levels witnessed in October 2002. We increased exposure to North Carolina Municipal Power Agency and North Carolina Eastern Municipal Power Agency during the period as the prospects for the North Carolina power market have continued to improve.

Our holdings in higher-quality insured bonds and local general obligation bonds also enhanced the fund's performance. These securities tend to be more interest rate sensitive and benefited from the precipitous drop in interest rates experienced during the period. We reduced exposure to airline-backed special facility bonds and tobacco securitization bonds as prospects for these sectors appeared tenuous.


PIE Graph:  Quality diversification
--------------------------------------------------------------------------------
AAA             8%
AA              17%
A               14%
BBB             27%
BB and below    34%

Based on net assets as of 2/28/03.


Looking forward, our outlook for the medium- and lower-quality sectors of the municipal market remains balanced. Geopolitical tensions and the prospects for a choppy economic recovery have never been friends to credit-sensitive areas of the market. However, in this environment valuations are compelling and bargains abound. Investors with longer-term time horizons may greatly benefit from adding exposure to lower-quality municipals at today's historically attractive spread levels. We will continue to rely on our disciplined research-driven process to unlock value in these areas of the municipal market.


OUTLOOK

Our outlook remains little changed from six months ago. Historically, low interest rates and high risk-aversion make us cautious that rates may return to a more typical, higher range. We expect supply in the municipal market to be less than in 2002 but still relatively high. States and local municipalities are increasingly turning to the credit markets to fund capital projects that just a few years ago would have been funded with available cash. Any quick resolution of the seemingly ever-present geopolitical tensions will almost certainly reduce the "war premium" for municipal bonds, resulting in lower bond prices and higher yields. Also, legislation eliminating double taxation of dividends could hurt tax-exempt bonds.

Nevertheless, our long-term outlook for interest rates remains balanced for a number of reasons, not the least of which is the high degree of uncertainty regarding the pace of economic recovery. Geopolitical issues, particularly the war with Iraq, may persist in the market for some time. Furthermore, a fundamental asset allocation shift by investors toward fixed income should underpin demand if the economy and geopolitical tensions take a turn for the better. Long-term rates seem less vulnerable than short-term rates as historically steep yield curves in both taxable and tax-exempt markets may provide a cushion for longer maturities. Finally, the Federal Reserve, intent on maintaining price stability-excepting recent oil-related price spikes-has largely stamped out inflation, the archenemy of bond investors.

The credit outlook, particularly for states that are highly dependent on income and capital gains taxes, should remain challenging. We will vigilantly review any risks to your portfolio with comprehensive credit analysis and position it optimally for the weeks and months ahead. We believe this new credit environment demonstrates the appropriateness of our investment style and underscores the value of our independent research. Prudent risk analysis, a diversified portfolio, and a disciplined investment approach are essential in what may be a challenging environment ahead.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund


Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund


James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund
March 14, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Graph:  TAX-EXEMPT MONEY FUND

As of 2/28/03

                  Lipper Tax-Exempt
                  Money Market Funds        Tax-Exempt
                  Average                   Money Fund
2/28/93           10.000                    10.000
2/28/94           10.194                    10.205
2/28/95           10.458                    10.474
2/29/96           10.807                    10.828
2/28/97           11.126                    11.159
2/28/98           11.475                    11.520
2/28/99           11.805                    11.862
2/29/00           12.137                    12.211
2/28/01           12.568                    12.66
2/28/02           12.810                    12.928
2/28/03           12.919                    13.059



Line Graph:  TAX-FREE SHORT-INTERMEDIATE FUND

As of 2/28/03

                                     Lipper
              Lehman Brothers    Short-Intermediate      Tax-Free
              3-Year GO Bond     Municipal Debt          Short-Intermediate
              Index              Funds Average           Fund

2/28/93       10.000             10.000                  10.000
2/28/94       10.348             10.367                  10.349
2/28/95       10.619             10.557                  10.650
2/29/96       11.474             11.342                  11.382
2/28/97       12.002             11.798                  11.839
2/28/98       12.644             12.482                  12.464
2/28/99       13.311             13.08                   13.075
2/29/00       13.501             13.038                  13.162
2/28/01       14.548             14.071                  14.211
2/28/02       15.494             14.861                  15.052
2/28/03       16.358             15.702                  15.796



Line Graph:  TAX-FREE INTERMEDIATE BOND FUND

As of 2/28/03

                  Lehman Brothers      Lipper Intermediate    Tax-Free
                  7-Year Muncipal      Municipal Debt         Intermediate
                  Bond Index           Funds Average          Bond Fund

2/28/93           10.000               10.000                 10.000
2/28/94           10.442               10.481                 10.549
2/28/95           10.697               10.704                 10.828
2/29/96           11.795               11.668                 11.864
2/28/97           12.379               12.201                 12.362
2/28/98           13.321               13.115                 13.265
2/28/99           14.115               13.811                 13.977
2/29/00           13.994               13.573                 13.785
2/28/01           15.508               14.922                 15.181
2/28/02           16.545               15.802                 16.137
2/28/03           17.899               16.879                 17.235



Line Graph:  TAX-FREE INCOME FUND

As of 2/28/03

                  Lehman Brothers    Lipper General
                  Municipal Bond     Municipal Debt       Tax-Free
                  Index              Funds Average        Income Fund
2/28/93           10.000             10.000               10.000
2/28/94           10.554             10.533               10.550
2/28/95           10.753             10.616               10.750
2/29/96           11.940             11.690               11.859
2/28/97           12.598             12.246               12.429
2/28/98           13.750             13.392               13.594
2/28/99           14.595             14.062               14.339
2/29/00           14.291             13.415               13.849
2/28/01           16.054             14.977               15.587
2/28/02           17.152             15.828               16.521
2/28/03           18.467             16.823               17.747


Line Graph: TAX-FREE HIGH YIELD FUND

As of 2/28/03

                                      Lipper
                  Lehman Brothers     High Yield          Tax-Free
                  Revenue Bond        Municipal Debt      High Yield
                  Index               Funds Average       Fund

2/28/93           10.000              10.000              10.000
2/28/94           10.626              10.666              10.749
2/28/95           10.790              10.874              10.885
2/29/96           12.014              11.966              12.041
2/28/97           12.722              12.605              12.79
2/28/98           13.962              13.864              14.123
2/28/99           14.798              14.539              14.801
2/29/00           14.437              13.925              14.001
2/28/01           16.233              14.91               15.311
2/28/02           17.33               15.688              16.12
2/28/03           18.580              16.409              17.013



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Returns
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 2/28/03              1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Tax-Exempt Money                    1.01%       2.26%       2.54%       2.70%

Tax-Free Short-Intermediate         4.94        6.27        4.85        4.68

Tax-Free Intermediate Bond          6.80        7.73        5.38        5.59

Tax-Free Income                     7.42        8.62        5.48        5.90

Tax-Free High Yield                 5.54        6.71        3.79        5.46

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although the money fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money fund.



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors
Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1983 (Tax-Exempt Money,         estate developers; Director, Mercantile Bank
Tax-Free Short-Intermediate,    (as of 4/03)
Tax-Free Income) 1984
(Tax-Free High Yield) 1992
(Tax-Free Intermediate Bond)

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43) 2001                  acquisition and management advisory firm
(all tax-free funds)

David K. Fagin                  Director, Golden Star Resources Ltd., Canyon
(4/9/38) 2001                   Resources Corp. (5/00 to present), and Pacific
(all tax-free funds)            Rim Mining Corp. (2/02 to present); Chairman and
                                President, Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34) 1979                  Inc., consulting environmental and civil
(Tax-Free Income)               engineers
1983 (Tax-Exempt Money,
Tax-Free Short-Intermediate)
1984 (Tax-Free High Yield)
1992 (Tax-Free
Intermediate Bond)

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41) 2001                 Stores Corp., Ameren Corp., Finlay Enterprises,
(all tax-free funds)            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46) 1992                 a real estate investment company; Senior Advisor
(all tax-free funds)            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33) 2001                   private investment company
(all tax-free funds)

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33) 2001                  venture capital limited partnership, providing
(all tax-free funds)            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors
Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1989 (Tax-Free High Yield)      Price Global Asset Management Limited
1990 (Tax-Free Income)
1991 (Tax-Exempt Money)
1994 (Tax-Free
Short-Intermediate,
Tax-Free Intermediate Bond)
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1983 (Tax-Exempt Money,         President, T. Rowe Price Group, Inc.; Chairman
Tax-Free Short-Intermediate,    of the Board and Director, T. Rowe Price Global
Tax-Free Income)                Asset Management Limited, T. Rowe Price
1984 (Tax-Free High Yield)      Investment Services, Inc., T. Rowe Price
1992 (Tax-Free Intermediate     Retirement Plan Services, Inc., and T. Rowe
Bond)                           Price Services, Inc.; Chairman of the Board,
[105]                           Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, all tax-free funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1997                  President, T. Rowe Price; Vice Chairman of the
(all tax-free funds)            Board, Chief Investment Officer, Director, and
[105]                           Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited and T. Rowe Price Global Investment
                                Services Limited; Chairman of the Board and
                                Director, T. Rowe Price International, Inc.;
                                Director and Vice President, T. Rowe Price
                                Trust Company
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Steven G. Brooks, CFA  (8/5/54)         Vice President, T. Rowe Price and
Vice President, Tax-Exempt Money        T. Rowe Price Group, Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, all tax-free funds           Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
Tax-Exempt Money

G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Tax-Free High Yield,
Tax-Free Income, and
Tax-Exempt Money

Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
President, Tax-Free                     T. Rowe Price Group, Inc.
Intermediate Bond;
Executive Vice President,
Tax-Free Short-Intermediate;
Vice President, Tax-Free
High Yield and Tax-Free Income

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President,                         Price Group, Inc., T. Rowe Price
all tax-free funds                      Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
Tax-Exempt Money

Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price
Vice President,
Tax-Exempt Money,
Tax-Free High Yield,
Tax-Free Income, and
Tax-Free Short-Intermediate

Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Tax-Exempt Money



Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary,                              and T. Rowe Price Investment Services,
all tax-free funds                      Inc.

Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
President,                              T. Rowe Price Group, Inc.
Tax-Exempt Money

Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Tax-Free High Yield,
Tax-Free Income,
Tax-Free Intermediate Bond,
and Tax-Free
Short-Intermediate

James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President, Tax-Exempt Money        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
Tax-Free High Yield,
Tax-Free Income,
Tax-Free Intermediate Bond,
and Tax-Free
Short-Intermediate

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller,                             Price Group, Inc., and T. Rowe Price
all tax-free funds                      Trust Company

Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President,                              T. Rowe Price Group, Inc.
Tax-Free High Yield,
Tax-Free Income,
and Tax-Free
Short-Intermediate;
Executive Vice President,
Tax-Free Intermediate Bond;
Vice President,
Tax-Exempt Money

James M. Murphy, CFA (4/23/67)          Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.; formerly
Tax-Free High Yield                     Portfolio Manager, Prudential
                                        Investments (to 2000)

Stephen P. Richter, CFA (10/18/69)      Vice President, T. Rowe Price; formerly
Vice President,                         Vice President, Euler ACI (to 2000)
Tax-Free High Yield and
Tax-Free Income

Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
Tax-Free Intermediate Bond
and Tax-Free Short-Intermediate

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
Tax-Exempt Money,                       Trust Company; Vice President, Director,
Tax-Free Intermediate Bond,             and Chief Investment Officer, T. Rowe
and Tax-Free                            Price Savings Bank
Short-Intermediate
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

LOGO: (T. Rowe Price Invest With Confidence) (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

30032                                                           C03-050  2/28/03